UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              December 9, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction     (Commission        (IRS Employer

of incorporation)                 File Number)            Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Item 7.01     Regulation FD Disclosure.

On December 9, 2010, Monmouth Real Estate Investment Corporation issued a press release announcing the results for the fourth quarter and fiscal year ended September 30, 2010 and disclosed a supplemental information package in connection with its earnings conference call for the fourth quarter and year ended September 30, 2010.  A copy of the supplemental information package and press release is furnished with this report as Exhibit 99 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 and Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in this report, including the documents that are incorporated by reference, that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, when we use any of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” or similar expressions, we are making forward-looking statements. These forward-looking statements are not guaranteed and are based on our current intentions and on our current expectations and assumptions. These statements, intentions, expectations and assumptions involve risks and uncertainties, some of which are beyond our control that could cause actual results or events to differ materially from those we anticipate or project, such as:

•

the ability of our tenants to make payments under their respective leases, our reliance on certain major tenants and our ability to re-lease properties that are currently vacant or that become vacant;

•

our ability to obtain suitable tenants for our properties;

•

changes in real estate market conditions and general economic conditions;

•

the inherent risks associated with owning real estate, including local real estate market conditions, governing laws and regulations and illiquidity of real estate investments;

•

our ability to sell properties at an attractive price;

•

our ability to repay debt financing obligations;

•

our ability to refinance amounts outstanding under our credit facilities at maturity on terms favorable to us;

•

the loss of any member of our management team;

•

our ability to comply with certain debt covenants;

•

our ability to integrate acquired properties and operations into existing operations;

•

continued availability of proceeds from our debt or equity capital;

•

the availability of other debt and equity financing alternatives;

•

market conditions affecting our equity capital;

•

changes in interest rates under our current credit facilities and under any additional variable rate debt arrangements that we may enter into in the future;

•

our ability to implement successfully our selective acquisition strategy;

•

our ability to maintain internal controls and processes to ensure all transactions are accounted for properly, all relevant  disclosures and filings are timely made in accordance with all rules and regulations, and any potential fraud or embezzlement is thwarted or detected;

•

changes in federal or state tax rules or regulations that could have adverse tax consequences; and

•

our ability to qualify as a real estate investment trust for federal income tax purposes.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

99

Supplemental information package for the fourth quarter and year ended September 30, 2010 and press release dated December 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Maureen E. Vecere

                                MAUREEN E. VECERE

                                Chief Financial and Accounting Officer

     Date        December 9, 2010